                                                                   EXHIBIT 20.20

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - D

                         MONTHLY SERVICER'S CERTIFICATE



          Accounting Date:                              November 30, 1999
                                             -----------------------------
          Determination Date:                            December 7, 1999
                                             -----------------------------
          Distribution Date:                            December 15, 1999
                                             -----------------------------
          Monthly Period Ending:                        November 30, 1999
                                             -----------------------------


          This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of December 1, 1997, among Arcadia Automobile Receivables Trust, 1997-D (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Chase Manhattan Bank, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

          Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.

    I.     Collection  Account  Summary

           Available Funds:
                         Payments Received                                                      $13,098,778.38
                         Liquidation Proceeds (excluding Purchase                                $1,269,590.03
                         Amounts)
                         Current Monthly Advances                                                   405,248.75
                         Amount of withdrawal, if any, from the Spread Account                           $0.00
                         Monthly Advance Recoveries                                                (323,148.74)
                         Purchase Amounts-Warranty and Administrative Receivables                      $865.97
                         Purchase Amounts - Liquidated Receivables                                       $0.00
                         Income from investment of funds in Trust Accounts                          $47,380.73
                                                                                            -------------------
           Total Available Funds                                                                                     $14,498,715.12
                                                                                                                 ===================

           Amounts Payable on Distribution Date:
                         Reimbursement of Monthly Advances                                               $0.00
                         Backup Servicer Fee                                                             $0.00
                         Basic Servicing Fee                                                       $312,634.27
                         Trustee and other fees                                                          $0.00
                         Class A-1  Interest Distributable Amount                                        $0.00
                         Class A-2  Interest Distributable Amount                                        $0.00
                         Class A-3  Interest Distributable Amount                                $1,124,932.66
                         Class A-4  Interest Distributable Amount                                  $436,033.33
                         Noteholders' Principal Distributable Amount                            $11,855,642.75
                         Amounts owing and not paid to Security Insurer
                         under
                             Insurance Agreement                                                         $0.00
                         Supplemental Servicing Fees (not otherwise paid to Servicer)                    $0.00
                         Spread Account Deposit                                                    $769,472.11
                                                                                           --------------------
           Total Amounts Payable on Distribution Date                                                                $14,498,715.12
                                                                                                                 ===================


                                 Page 1 (1997-D)

   II.     Available Funds

           Collected Funds (see V)
                                           Payments Received                             13,098,778.38
                                           Liquidation Proceeds (excluding
                                             Purchase Amounts)                           $1,269,590.03          $14,368,368.41
                                                                                    -------------------
           Purchase Amounts                                                                                            $865.97

           Monthly Advances

                                           Monthly Advances - current Monthly Period
                                             (net)                                          $82,100.01
                                           Monthly Advances - Outstanding Monthly
                                             Advances not otherwise reimbursed to
                                             the Servicer                                        $0.00              $82,100.01
                                                                                    -------------------

           Income from investment of funds in Trust Accounts                                                        $47,380.73
                                                                                                               ----------------

           Available Funds                                                                                      $14,498,715.12
                                                                                                               ================

   III.    Amounts  Payable  on  Distribution  Date

          (i)(a)       Taxes due and unpaid with respect to the Trust
                       (not otherwise paid by OFL or the Servicer)                                                       $0.00

          (i)(b)       Outstanding Monthly Advances (not otherwise reimbursed
                       to Servicer and to be reimbursed on the Distribution Date)                                        $0.00

          (i)(c)       Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                   $0.00

          (ii)         Accrued and unpaid fees (not otherwise paid by OFL or the
                       Servicer):
                                           Owner Trustee                                        $0.00
                                           Administrator                                        $0.00
                                           Indenture Trustee                                    $0.00
                                           Indenture Collateral Agent                           $0.00
                                           Lockbox Bank                                         $0.00
                                           Custodian                                            $0.00
                                           Backup Servicer                                      $0.00
                                           Collateral Agent                                     $0.00                    $0.00
                                                                                    ------------------

          (iii)(a)     Basic Servicing Fee (not otherwise paid to Servicer)                                        $312,634.27


          (iii)(b)     Supplemental Servicing Fees (not otherwise paid to Servicer)                                      $0.00

          (iii)(c)     Servicer reimbursements for mistaken deposits or postings
                       of checks returned for insufficient funds (not otherwise
                       reimbursed to Servicer)                                                                           $0.00

          (iv)         Class A-1  Interest Distributable Amount                                                          $0.00
                       Class A-2  Interest Distributable Amount                                                          $0.00
                       Class A-3  Interest Distributable Amount                                                  $1,124,932.66
                       Class A-4  Interest Distributable Amount                                                    $436,033.33


          (v)          Noteholders' Principal Distributable Amount
                                          Payable to Class A-1 Noteholders                                               $0.00
                                          Payable to Class A-2 Noteholders                                      $11,855,642.75
                                          Payable to Class A-3 Noteholders                                               $0.00
                                          Payable to Class A-4 Noteholders                                               $0.00


          (vii)        Unpaid principal balance of the Class A-1 Notes after
                       deposit to the Note Distribution Account of any funds
                       in the Class A-1 Holdback Subaccount (applies only on
                       the Class A-1 Final Scheduled Distribution Date)                                                  $0.00

          (ix)         Amounts owing and not paid to Security Insurer under Insurance Agreement                          $0.00
                                                                                                           --------------------

                       Total amounts payable on Distribution Date                                               $13,729,243.01
                                                                                                           ====================

                                 Page 2 (1997-D)

   IV.     Calculation of Credit Enhancement Fee ("Spread Account Deposit"); withdrawal from
           Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall and
           Class A-1 Maturity Shortfall

           Spread Account deposit:

                    Amount of excess, if any, of Available Funds over total amounts payable
                    (or amount of such excess up to the Spread Account Maximum Amount)                            $769,472.11

           Reserve Account Withdrawal on any Determination Date:

                    Amount of excess, if any, of total amounts payable over Available Funds
                    (excluding amounts payable under item (vii) of Section III)                                         $0.00

                    Amount available for withdrawal from the Reserve Account
                    (excluding the Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount
                    (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect
                    of transfers of Subsequent Receivables)                                                             $0.00

                    (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Class A-1 Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection
                    Account.)

                    Amount of withdrawal, if any, from the Reserve Account                                              $0.00

           Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled
           Distribution Date:

                    Amount by which (a) the remaining principal balance of the Class A-1 Notes exceeds (b) Available Funds after payment of amounts set forth in item (v) of
                    Section III                                                                                         $0.00

                    Amount available in the Class A-1 Holdback Subaccount                                               $0.00

                    (The amount by which the remaining principal balance of the Class A-1 Notes exceeds
                    Available Funds (after payment of amount set forth in item (v) of Section III)
                    shall be withdrawn by the Indenture Trustee from the Class A-1 Holdback
                    Subaccount, to the extent of funds available for withdrawal from the Class A-1
                    Holdback Subaccount, and deposited in the Note Distribution Account for payment to the Class A-1 Noteholders)

                    Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                                $0.00

           Deficiency Claim Amount:

                    Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Class A-1 Holdback Subaccount and
                    Available Funds                                                                                     $0.00

                    (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

           Pre-Funding Account Shortfall:

                    Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class A-1 Prepayment Amount, the Class
                    A-2 Prepayment Amount, the Class A-3 Prepayment Amount, the Class A-4 Prepayment Amount,
                    and the over (b) the amount on deposit in the Pre-Funding Account                                   $0.00

           Class A-1 Maturity Shortfall:

                    Amount of excess, if any, on the Class A-1 Final Scheduled Distribution Date, of
                    (a) the unpaid principal balance of the Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v) and (vii) of
                    Section III or pursuant to a withdrawal from the Class A-1 Holdback Subaccount.                     $0.00

           (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1
           Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the Collateral
           Agent, the Security Insurer, the Fiscal Agent, if any, the Owner Trustee and the Servicer
           specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall or the Class A-1
           Maturity Shortfall.)

                                 Page 3 (1997-D)

    V.     Collected Funds

           Payments Received:
                            Supplemental Servicing Fees                                        $0.00
                            Amount allocable to interest                                4,102,590.48
                            Amount allocable to principal                               8,996,187.90
                            Amount allocable to Insurance Add-On Amounts                       $0.00
                            Amount allocable to Outstanding Monthly Advances
                               (reimbursed to the Servicer prior to deposit
                               in the Collection Account)                                      $0.00
                                                                                  -------------------

           Total Payments Received                                                                             $13,098,778.38


           Liquidation Proceeds:

                            Gross amount realized with respect to
                              Liquidated Receivables                                    1,282,075.40

                            Less: (i) reasonable expenses incurred by Servicer
                              in connection with the collection of such Liquidated
                              Receivables and the repossession and disposition
                              of the related Financed Vehicles and (ii) amounts
                              required to be refunded to Obligors on such
                              Liquidated Receivables                                      (12,485.37)
                                                                                  -------------------

           Net Liquidation Proceeds                                                                             $1,269,590.03

           Allocation of Liquidation Proceeds:
                            Supplemental Servicing Fees                                        $0.00
                            Amount allocable to interest                                       $0.00
                            Amount allocable to principal                                      $0.00
                            Amount allocable to Insurance Add-On Amounts                       $0.00
                            Amount allocable to Outstanding Monthly Advances
                             (reimbursed to the Servicer prior to deposit
                             in the Collection Account)                                        $0.00                    $0.00
                                                                                  -------------------     --------------------

           Total Collected Funds                                                                               $14,368,368.41
                                                                                                          ====================

   VI.     Purchase Amounts Deposited in Collection Account

           Purchase Amounts - Warranty Receivables                                                                      $0.00
                            Amount allocable to interest                                       $0.00
                            Amount allocable to principal                                      $0.00
                            Amount allocable to Outstanding Monthly Advances
                              (reimbursed to the Servicer prior to deposit in
                              the Collection Account)                                          $0.00

           Purchase Amounts - Administrative Receivables                                                              $865.97
                            Amount allocable to interest                                       $0.00
                            Amount allocable to principal                                    $865.97
                            Amount allocable to Outstanding Monthly Advances
                              (reimbursed to the Servicer prior to deposit in
                              the Collection Account)                                          $0.00
                                                                                  -------------------

           Total Purchase Amounts                                                                                     $865.97
                                                                                                          ====================

   VII.    Reimbursement of Outstanding Monthly Advances

           Outstanding Monthly Advances                                                                           $559,573.02

           Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:

                            Payments received from Obligors                             ($323,148.74)
                            Liquidation Proceeds                                               $0.00
                            Purchase Amounts -- Warranty Receivables                           $0.00
                            Purchase Amounts -- Administrative Receivables                     $0.00
                                                                                  -------------------

           Outstanding Monthly Advances to be netted against Monthly
              Advances for the current Monthly Period                                                            ($323,148.74)

           Outstanding Monthly Advances to be reimbursed out of
              Available Funds on the Distribution Date                                                           ($323,148.74)

           Remaining Outstanding Monthly Advances                                                                 $236,424.28

           Monthly Advances -- current Monthly Period                                                             $405,248.75
                                                                                                          --------------------

           Outstanding Monthly Advances -- immediately following the
           Distribution Date                                                                                      $641,673.03
                                                                                                          ====================


                                 Page 4 (1997-D)


VIII.      Calculation of Interest and Principal Payments

           A.   Calculation of Principal Distribution Amount

                    Payments received allocable to principal                                                    $8,996,187.90
                    Aggregate of Principal Balances as of the Accounting Date of all
                      Receivables that became Liquidated Receivables
                      during the Monthly Period                                                                 $2,858,588.88
                    Purchase Amounts - Warranty Receivables allocable to principal                                      $0.00
                    Purchase Amounts - Administrative Receivables allocable to                                        $865.97
                    principal
                    Amounts withdrawn from the Pre-Funding Account                                                      $0.00
                    Cram Down Losses                                                                                    $0.00
                                                                                                         ---------------------
                    Principal Distribution Amount                                                              $11,855,642.75
                                                                                                         =====================

           B.  Calculation of Class A-1 Interest Distributable Amount

                    Class A-1 Monthly Interest Distributable Amount:

                    Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions of principal to Class A-1 Noteholders on such Distribution
                       Date)                                                                   $0.00

                    Multiplied by the Class A-1 Interest Rate                                 5.8875%

                    Multiplied by actual days in the period or in the case of
                    the first Distribution Date, by 29/360                                0.08333333                    $0.00
                                                                                    -----------------

                    Plus any unpaid Class A-1 Interest Carryover Shortfall                                              $0.00
                                                                                                         ---------------------

                    Class A-1 Interest Distributable Amount                                                             $0.00
                                                                                                         =====================

           C.  Calculation of Class A-2 Interest Distributable Amount

                    Class A-2 Monthly Interest Distributable Amount:

                    Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions of principal to Class A-2 Noteholders on such Distribution
                     Date)                                                                     $0.00

                    Multiplied by the Class A-2 Interest Rate                                  6.125%

                    Multiplied by 1/12 or in the case of the first Distribution
                     Date, by 30/360                                                      0.08333333                    $0.00
                                                                                    -----------------

                    Plus any unpaid Class A-2 Interest Carryover Shortfall                                              $0.00
                                                                                                         ---------------------

                    Class A-2 Interest Distributable Amount                                                             $0.00
                                                                                                         =====================

           D.  Calculation of Class A-3 Interest Distributable Amount

                    Class A-3 Monthly Interest Distributable Amount:

                    Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions of principal to Class A-3 Noteholders on such Distribution
                     Date)                                                           $217,728,901.73

                    Multiplied by the Class A-3 Interest Rate                                  6.200%

                    Multiplied by 1/12 or in the case of the first Distribution
                     Date, by 30/360                                                      0.08333333            $1,124,932.66
                                                                                    -----------------

                    Plus any unpaid Class A-3 Interest Carryover Shortfall                                              $0.00
                                                                                                         ---------------------

                    Class A-3 Interest Distributable Amount                                                     $1,124,932.66
                                                                                                         =====================

           E.  Calculation of Class A-4 Interest Distributable Amount

                    Class A-4 Monthly Interest Distributable Amount:

                    Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions of principal to Class A-4 Noteholders on such Distribution
                     Date)                                                            $82,400,000.00

                    Multiplied by the Class A-4 Interest Rate                                  6.350%

                    Multiplied by 1/12 or in the case of the first Distribution
                     Date, by 30/360                                                      0.08333333              $436,033.33
                                                                                    -----------------

                    Plus any unpaid Class A-4 Interest Carryover Shortfall                                              $0.00
                                                                                                         ---------------------

           Class A-4 Interest Distributable Amount                                                                $436,033.33
                                                                                                         =====================



                                 Page 5 (1997-D)

        F.  Calculation of Noteholders' Interest Distributable Amount

                 Class A-1 Interest Distributable Amount                                       $0.00
                 Class A-2 Interest Distributable Amount                                       $0.00
                 Class A-3 Interest Distributable Amount                               $1,124,932.66
                 Class A-4 Interest Distributable Amount                                 $436,033.33


                 Noteholders' Interest Distributable Amount                                                     $1,560,965.99
                                                                                                         =====================

        G.  Calculation of Noteholders' Principal Distributable Amount:

                 Noteholders' Monthly Principal Distributable Amount:

                 Principal Distribution Amount                                        $11,855,642.75

                 Multiplied by Noteholders' Percentage ((i) for each
                   Distribution Date before the principal balance of the
                   Class A-1 Notes is reduced to zero, 100%, (ii) for the
                   Distribution Date on which the principal balance of the
                   Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and
                   with respect to any remaining portion of the Principal
                   Distribution Amount, the initial principal balance of the
                   Class A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account)
                   as of the Accounting Date for the preceding Distribution Date minus that portion of the Principal Distribution Amount
                   applied to retire the Class A-1 Notes and (iii) for each
                   Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the Determination Date over the
                   Aggregate Principal Balance (plus any funds remaining on
                   deposit in the Pre-Funding Account) as of the Accounting
                   Date for the preceding Distribution Date)                                  100.00%          $11,855,642.75
                                                                                     ----------------


                 Unpaid Noteholders' Principal Carryover Shortfall                                                      $0.00
                                                                                                          --------------------

                 Noteholders' Principal Distributable Amount                                                   $11,855,642.75
                                                                                                          ====================

        H.  Application of Noteholders' Principal Distribution Amount:

                 Amount of Noteholders' Principal Distributable Amount payable to
                  Class A-1 Notes (equal to entire Noteholders' Principal
                  Distributable Amount until the principal balance of the
                  Class A-1 Notes is reduced to zero)                                                                   $0.00
                                                                                                          ====================

                 Amount of Noteholders' Principal Distributable Amount payable to
                  Class A-2 Notes (no portion of the Noteholders' Principal
                  Distributable Amount is payable to the Class A-2 Notes until the principal balance of the Class A-1 Notes has been reduced to zero; thereafter, equal to the entire Noteholders' Principal
                  Distributable Amount)                                                                        $11,855,642.75
                                                                                                          ====================

                                 Page 6 (1997-D)

 IX.      Pre-Funding Account

               A.  Withdrawals from Pre-Funding Account:

               Amount on deposit in the  Pre-Funding Account as of the
                preceding Distribution Date or, in the case of the first
                Distribution Date, as of the Closing Date

                       Pre-Funded Amount                                                                                $0.00
                                                                                                          --------------------

                                                                                                                        $0.00
                                                                                                          ====================

               Less:  withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust
                occurring on a Subsequent Transfer Date (an amount equal
                to (a) $0 (the aggregate Principal Balance of Subsequent
                Receivables transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded
                Amount after giving effect to transfer of Subsequent
                Receivables over (ii) $0))                                                                              $0.00

               Less:  any amounts remaining on deposit in the Pre-Funding
                Account in the case of the February 1998 Distribution Date or in the case the amount on deposit in the Pre-Funding
                Account has been Pre-Funding Account has been reduced to
                $100,000 or less as of the Distribution Date (see B below)                                              $0.00
                                                                                                          --------------------

               Amount remaining on deposit in the Pre-Funding Account after
                Distribution Date
                       Pre-Funded Amount                                                       $0.00
                                                                                    -----------------

                                                                                                                        $0.00
                                                                                                          ====================


               B. Distributions to Noteholders from certain withdrawals from the Pre-Funding Account:

               Amount withdrawn from the Pre-Funding Account as a result of the
                Pre-Funded Amount not being reduced to zero on the Distribution
                Date on or immediately preceding the end of the Funding Period or the Pre-Funded Amount being reduced to $100,000 or less on
                any Distribution Date                                                                                   $0.00

               Class A-1 Prepayment Amount (equal to the Class A-1
                Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the
                Pre-Funded Amount as of the Distribution Date)                                                          $0.00

               Class A-2 Prepayment Amount (equal to the Class A-2
                Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the
                Pre-Funded Amount as of the Distribution Date)                                                          $0.00

               Class A-3 Prepayment Amount (equal to the Class A-3
                Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the
                Pre-Funded Amount as of the Distribution Date)                                                          $0.00

               Class A-4 Prepayment Amount (equal to the Class A-4
                Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the
                Pre-Funded Amount as of the Distribution Date)                                                          $0.00

               Repurchase Amount (equal to (i) the sum of Class A-1
                Prepayment Amount, Class A-2 Prepayment Amount, the Class
                A-3 Prepayment Amount, the Class A-4 Prepayment Amount, the
                Class A-5 Prepayment Amount, over the sum current principal balance of the Class A-1 Notes, the Class A-2 Notes, the
                Class A-3 Notes, the Class A-4 Notes, the Class A-5 Notes

               C.  Prepayment Premiums:

               Class A-1 Prepayment Premium                                                                             $0.00
               Class A-2 Prepayment Premium                                                                             $0.00
               Class A-3 Prepayment Premium                                                                             $0.00
               Class A-4 Prepayment Premium                                                                             $0.00
               Class A-5 Prepayment Premium                                                                             $0.00


                                 Page 7 (1997-D)

X.      Reserve Account

        Requisite Reserve Amount:

        Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class
         A-4 Notes, Class A-5 Notes,

                Product of (x) x.xx% (weighted average interest of
                Class A-1 Interest Rate, Class A-2 Interest Rate,
                Class A-3 Interest Rate, Class A-4 Interest Rate,
                Class A-5 Interest Rate (based on outstanding Class
                A-1 principal balance through the Class A-5 principal
                balance) divided by 360, (y) $0.00 (the Pre-Funded
                Amount on such Distribution Date) and (z)  xx (the
                number of days until the January 1998
                Distribution Date))                                                                                     $0.00

                Less the product of (x) 2.5% divided by 360, (y) $0 (the
                Pre-Funded Amount on such Distribution Date) and (z) xx
                (the number of days until the January 1998 Distribution Date)                                           $0.00
                                                                                                        ----------------------

        Requisite Reserve Amount                                                                                        $0.00
                                                                                                        ======================

        Amount on deposit in the Reserve Account (other than the
          Class A-1 Holdback Subaccount) as of the preceding
          Distribution Date or, in the case of the first
          Distribution Date, as of the Closing Date                                                                     $0.00

        Plus the excess, if any, of the Requisite Reserve Amount
          over amount on deposit in the Reserve Account (other than
          the Class A-1 Holdback Subaccount) (which excess is to be
          deposited by the Indenture Trustee in the Reserve Account
          from amounts withdrawn from the Pre-Funding Account in
          respect of transfers of Subsequent Receivables)                                                               $0.00

        Less: the excess, if any, of the amount on deposit in the
          Reserve Account (other than the Class A-1 Holdback
          Subaccount) over the Requisite Reserve Amount (and amount
          withdrawn from the Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which
          excess is to be transferred by the Indenture Trustee to or upon the order of the General Partners from amounts
          withdrawn from the Pre-Funding Account in respect of
          transfers of Subsequent Receivables)                                                                          $0.00

        Less: withdrawals from the Reserve Account (other than the
          Class A-1 Holdback Subaccount) to cover the excess, if any,
          of total amount payable over Available Funds (see IV above)                                                   $0.00
                                                                                                        ----------------------

        Amount remaining on deposit in the Reserve Account (other
          than the Class A-1 Holdback Subaccount) after the
          Distribution Date                                                                                             $0.00
                                                                                                        ======================

XI.     Class A-1 Holdback Subaccount:

        Class A-1 Holdback Amount:

        Class A-1 Holdback Amount as of preceding Distribution Date
          or the Closing Date, as applicable,                                                                           $0.00

        Plus deposit to the Class A-1 Holdback Subaccount (equal to
          2.5% of the amount, if any, by which $0 (the Target Original
          Pool Balance set forth in the Sale and Servicing Agreement)
          is greater than $0 (the Original Pool Balance after giving effect to the transfer of Subsequent Receivables on the
          Distribution Date or on a Subsequent Transfer Date preceding
          the Distribution Date))                                                                                       $0.00

        Less withdrawal, if any, of amount from the Class A-1
          Holdback Subaccount to cover a Class A-1 Maturity Shortfall
          (see IV above)                                                                                                $0.00

        Less withdrawal, if any, of amount remaining in the Class
          A-1 Holdback Subaccount on the Class A-1 Final Scheduled
          Maturity Date after giving effect to any payment out of the
          Class A-1 Holdback Subaccount to cover a Class A-1 Maturity
          Shortfall (amount of withdrawal to be released by the
          Indenture Trustee to the General Partners)                                                                    $0.00
                                                                                                        ----------------------

        Class A-1 Holdback Subaccount immediately following the
          Distribution Date                                                                                             $0.00
                                                                                                        ======================


                                 Page 8 (1997-D)

   XII.    Calculation of Servicing Fees

           Aggregate Principal Balance as of the first day of the
               Monthly Period                                                   $300,128,901.73
           Multiplied by Basic Servicing Fee Rate                                          1.25%
           Multiplied by months per year                                               8.333333%
                                                                                ----------------

           Basic Servicing Fee                                                                    $312,634.27

           Less: Backup Servicer Fees (annual rate of 1 bp)                                             $0.00

           Supplemental Servicing Fees                                                                  $0.00
                                                                                                  -----------

           Total of Basic Servicing Fees and Supplemental Servicing Fees                                          $312,634.27
                                                                                                                ==============

  XIII.    Information for Preparation of Statements to Noteholders

           a.  Aggregate principal balance of the Notes as of first day of Monthly Period
                            Class A-1 Notes                                                                             $0.00
                            Class A-2 Notes                                                                             $0.00
                            Class A-3 Notes                                                                   $217,728,901.73
                            Class A-4 Notes                                                                    $82,400,000.00

           b.  Amount distributed to Noteholders allocable to principal
                            Class A-1 Notes                                                                             $0.00
                            Class A-2 Notes                                                                             $0.00
                            Class A-3 Notes                                                                    $11,855,642.75
                            Class A-4 Notes                                                                             $0.00


           c.  Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                            Class A-1 Notes                                                                             $0.00
                            Class A-2 Notes                                                                             $0.00
                            Class A-3 Notes                                                                   $205,873,258.98
                            Class A-4 Notes                                                                    $82,400,000.00


           d.  Interest distributed to Noteholders
                            Class A-1 Notes                                                                             $0.00
                            Class A-2 Notes                                                                             $0.00
                            Class A-3 Notes                                                                     $1,124,932.66
                            Class A-4 Notes                                                                       $436,033.33


           e.  1.   Class A-1 Interest Carryover Shortfall, if any, (and change in amount
                    from preceding statement)                                                                           $0.00
               2.   Class A-2 Interest Carryover Shortfall, if any, (and change in amount
                    from preceding statement)                                                                           $0.00
               3.   Class A-3 Interest Carryover Shortfall, if any, (and change in amount
                    from preceding statement)                                                                           $0.00
               4.   Class A-4 Interest Carryover Shortfall, if any, (and change in amount
                    from preceding statement)                                                                           $0.00


           f.  Amount distributed payable out of amounts withdrawn from or pursuant to:
               1.   Reserve Account                                                                     $0.00
               2.   Class A-1 Holdback Subaccount                                                       $0.00
               3.   Claim on the Note Policy                                                            $0.00

           g.  Remaining Pre-Funded Amount                                                                              $0.00

           h.  Remaining Reserve Amount                                                                                 $0.00

           i.  Amount on deposit on Class A-1 Holdback Subaccount                                                       $0.00

           j.  Prepayment amounts
                            Class A-1 Prepayment Amount                                                                 $0.00
                            Class A-2 Prepayment Amount                                                                 $0.00
                            Class A-3 Prepayment Amount                                                                 $0.00
                            Class A-4 Prepayment Amount                                                                 $0.00


           k.  Prepayment Premiums
                            Class A-1 Prepayment Premium                                                                $0.00
                            Class A-2 Prepayment Premium                                                                $0.00
                            Class A-3 Prepayment Premium                                                                $0.00
                            Class A-4 Prepayment Premium                                                                $0.00


           l.  Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
                 paid by the Trustee on behalf of the Trust                                                       $312,634.27

           m.  Note Pool Factors (after giving effect to distributions on the Distribution Date)
                            Class A-1 Notes                                                                        0.00000000
                            Class A-2 Notes                                                                        0.00000000
                            Class A-3 Notes                                                                        0.79795837
                            Class A-4 Notes                                                                        1.00000000


                                 Page 9 (1997-D)

   XVI.    Pool Balance and Aggregate Principal Balance

                            Original Pool Balance at beginning of Monthly Period                              $599,999,997.12
                            Subsequent Receivables                                                                      $0.00
                                                                                                            ------------------
                            Original Pool Balance at end of Monthly Period                                    $599,999,997.12
                                                                                                            ==================

                            Aggregate Principal Balance as of preceding Accounting Date                       $300,128,901.73
                            Aggregate Principal Balance as of current Accounting Date                         $288,273,258.98

           Monthly Period Liquidated Receivables                                    Monthly Period Administrative Receivables

                          Loan #                      Amount                               Loan #                   Amount
                          ------                      ------                               ------                   ------
                   see attached listing            2,858,588.88                     see attached listing            865.97
                                                          $0.00                                                      $0.00
                                                          $0.00                                                      $0.00
                                                 --------------                                                    -------
                                                  $2,858,588.88                                                    $865.97
                                                 ==============                                                    =======


  XVIII.   Delinquency Ratio

           Sum of Principal Balances (as of the Accounting Date) of all
              Receivables delinquent more than 30 days with respect to all or
              any portion of a Scheduled Payment as of the Accounting Date           21,528,749.16

           Aggregate Principal Balance as of the Accounting Date                   $288,273,258.98
                                                                                ------------------

           Delinquency Ratio                                                                        7.46817420%
                                                                                                    ===========


           IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                                          ARCADIA  FINANCIAL  LTD.

                                          By:
                                             -----------------------------------

                                          Name: Scott R. Fjellman
                                                --------------------------------
                                          Title: Vice President / Securitization



                                Page 10 (1997-D)

                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1997 - D

                             PERFORMANCE INFORMATION

                 FOR THE MONTHLY PERIOD ENDING NOVEMBER 30, 1999

I.     ORIGINAL PRINCIPAL BALANCE OF THE SECURITIZATION                         $600,000,000.00

                            AGE OF POOL (IN MONTHS)                                          24

II.    Delinquency Ratio

       Sum of Principal Balances (as of the Accounting Date) of all
           Receivables delinquent more than 30 days with respect to all or
           any portion of a Scheduled Payment as of the Accounting Date                             $21,528,749.16

       Aggregate Principal Balance as of the Accounting Date                                       $288,273,258.98
                                                                                                   -----------------

       Delinquency Ratio                                                                                                 7.46817420%
                                                                                                                      ==============
III.   Average Delinquency Ratio

       Delinquency ratio - current Determination Date                                                   7.46817420%

       Delinquency ratio - preceding Determination Date                                                 8.75890911%

       Delinquency ratio - second preceding Determination Date                                          7.21368329%
                                                                                                   -----------------


       Average Delinquency Ratio                                                                                         7.81358887%
                                                                                                                     ===============


IV.    Default Rate

       Cumulative balance of defaults as of the preceding Accounting Date                                            $63,576,854.45

       Add:         Sum of Principal Balances (as of the Accounting Date)
                       of Receivables that became Liquidated Receivables
                       during the Monthly Period or that became Purchased
                       Receivables during Monthly Period (if delinquent more
                       than 30 days with respect to any portion of a Scheduled
                       Payment at time of purchase)                                                                   $2,858,588.88
                                                                                                                     ---------------

       Cumulative balance of defaults as of the current Accounting Date                                              $66,435,443.33

                    Sum of Principal Balances (as of the Accounting Date)
                        of 90+ day delinquencies                                                      5,803,489.03

                                 Percentage of 90+ day delinquencies
                                   applied to defaults                                                      100.00%   $5,803,489.03
                                                                                                   ----------------- ---------------

       Cumulative balance of defaults and 90+ day delinquencies as of
          the current Accounting Date                                                                                $72,238,932.36
                                                                                                                     ===============


V.     Cumulative Default Rate as a % of Original Principal Balance

       Cumulative Default Rate - current Determination Date                                             12.0398221%

       Cumulative Default Rate - preceding Determination Date                                           11.5760305%

       Cumulative Default Rate - second preceding Determination Date                                    11.0880142%


                                 Page 1 (1997-D)

VI.     Net Loss Rate

        Cumulative net losses as of the preceding Accounting Date                                                    $30,210,363.86

        Add:        Aggregate of Principal Balances as of the Accounting
                      Date (plus accrued and unpaid interest thereon to the
                      end of the Monthly Period) of all Receivables that
                      became Liquidated Receivables or that became Purchased
                      Receivables and that were delinquent more than 30 days
                      with respect to any portion of a Scheduled Payment as
                      of the Accounting Date                                                     $2,858,588.88
                                                                                            -------------------

                    Liquidation Proceeds received by the Trust                                  ($1,269,590.03)       $1,588,998.85
                                                                                            -------------------   ------------------

        Cumulative net losses as of the current Accounting Date                                                      $31,799,362.71

                    Sum of Principal Balances (as of the Accounting Date)
                      of 90+ day delinquencies                                                   $5,803,489.03

                                  Percentage of 90+ day delinquencies
                                    applied to losses                                                    40.00%       $2,321,395.61
                                                                                            -------------------   ------------------

        Cumulative net losses and 90+ day delinquencies as of the current
             Accounting Date                                                                                         $34,120,758.32
                                                                                                                  ==================

 VII.   Cumulative Net Loss Rate as a % of Original Principal Balance

        Cumulative Net Loss Rate - current Determination Date                                                             5.6867931%

        Cumulative Net Loss Rate - preceding Determination Date                                                           5.4270159%
        Cumulative Net Loss Rate - second preceding Determination Date                                                    5.1656447%


  VIII.    Classic/Premier Loan Detail

                                                                    Classic               Premier                   Total
                                                                    -------               --------                  -----

           Aggregate Loan Balance, Beginning                    $198,320,922.62       $101,807,979.11          $300,128,901.73
             Subsequent deliveries of Receivables                          0.00                  0.00                     0.00
             Prepayments                                          (2,146,453.14)        (1,316,397.35)           (3,462,850.49)
             Normal loan payments                                 (3,453,591.67)        (2,079,745.74)           (5,533,337.41)
             Defaulted Receivables                                (1,985,742.77)          (872,846.11)           (2,858,588.88)
             Administrative and Warranty Receivables                    (865.97)                 0.00                  (865.97)
                                                                ----------------      ----------------         ----------------
           Aggregate Loan Balance, Ending                       $190,734,269.07       $ 97,538,989.91          $288,273,258.98
                                                                ================      ================         ================
           Delinquencies                                         $16,524,117.55         $5,004,631.61           $21,528,749.16
           Recoveries                                               $885,043.61           $384,546.42            $1,269,590.03
           Net Losses                                             $1,100,699.16           $488,299.69            $1,588,998.85

  VIII.    Other Information Provided to FSA

           A. Credit Enhancement Fee information:

              Aggregate Principal Balance as of the Accounting Date                        $288,273,258.98
              Multiplied by: Credit Enhancement Fee  (26.3 bp's) * (30/360)                         0.0219%
                                                                                            ----------------
                            Amount due for current period                                                          $63,179.89
                                                                                                              ================


           B. Dollar amount of loans that prepaid during the Monthly Period                                     $3,462,850.49
                                                                                                              ================

              Percentage of loans that prepaid during the Monthly Period                                           1.20123889%
                                                                                                              ================



                                 Page 2 (1997-D)


   IX.     Spread Account Information                                                        $                           %

           Beginning Balance                                                           $9,009,023.12               3.12516782%

           Deposit to the Spread Account                                                 $769,472.11               0.26692455%
           Spread Account Additional Deposit                                           $1,000,000.00               0.34689308%
           Withdrawal from the Spread Account                                             ($9,371.37)             -0.00325086%
           Disbursements of Excess                                                    ($1,629,455.62)             -0.56524689%
           Interest earnings on Spread Account                                            $39,459.89               0.01368836%
                                                                                 --------------------         ----------------

           Sub-Total                                                                   $9,179,128.13               3.18417607%
           Spread Account Recourse Reduction Amount                                   $11,000,000.00               3.81582393%
                                                                                 --------------------         ----------------

           Ending Balance                                                             $20,179,128.13               7.00000000%
                                                                                 ====================         ================


           Specified Balance pursuant to Section 3.03 of the
                Spread Account Agreement among Olympic Financial Ltd.,
                Arcadia Receivables Finance Corp., Financial Security
                Assurance Inc. and Norwest Bank Minnesota, National Association       $20,179,128.13               7.00000000%
                                                                                 ====================         ================

    X.     Trigger Events

           Cumulative Loss and Default Triggers as of December 15, 1997

                                    Loss                    Default                     Loss Event                  Default Event
                 Month           Performance              Performance                   of Default                   of Default
           -------------------------------------------------------------------------------------------------------------------------

                    3               0.88%                    2.11%                        1.11%                         2.66%
                    6               1.76%                    4.21%                        2.22%                         5.32%
                    9               2.55%                    6.10%                        3.21%                         7.71%
                   12               3.26%                    7.79%                        4.10%                         9.84%
                   15               4.20%                   10.03%                        5.28%                        12.68%
                   18               5.05%                   12.07%                        6.35%                        15.25%
                   21               5.80%                   13.85%                        7.29%                        17.50%
                   24               6.44%                   15.40%                        8.11%                        19.45%
                   27               6.78%                   16.21%                        8.53%                        20.47%
                   30               7.05%                   16.86%                        8.87%                        21.29%
                   33               7.29%                   17.43%                        9.17%                        22.01%
                   36               7.50%                   17.92%                        9.43%                        22.63%
                   39               7.60%                   18.15%                        9.55%                        22.93%
                   42               7.67%                   18.34%                        9.65%                        23.16%
                   45               7.74%                   18.49%                        9.73%                        23.36%
                   48               7.79%                   18.62%                        9.80%                        23.52%
                   51               7.84%                   18.73%                        9.86%                        23.65%
                   54               7.87%                   18.81%                        9.90%                        23.76%
                   57               7.90%                   18.88%                        9.94%                        23.84%
                   60               7.92%                   18.93%                        9.96%                        23.91%
                   63               7.93%                   18.96%                        9.98%                        23.95%
                   66               7.94%                   18.98%                        9.99%                        23.98%
                   69               7.95%                   18.99%                       10.00%                        23.99%
                   72               7.95%                   19.00%                       10.00%                        24.00%
           -------------------------------------------------------------------------------------------------------------------------


           Average Delinquency Ratio equal to or greater than 6.19%             Yes________         No___X_____

           Cumulative Default Rate (see above table)                            Yes________         No___X_____

           Cumulative Net Loss Rate (see above table)                           Yes________         No___X_____

           Trigger Event that occurred as of a prior Determination Date
              is Deemed Cured as of current Determination Date                  Yes________         No___X_____

   XI.     Insurance Agreement Events of Default

           To the knowledge of the Servicer, an Insurance Agreement
              Event of Default has occurred                                     Yes________         No___X_____

           To the knowledge of the Servicer, a Capture Event has occurred
              and be continuing                                                 Yes________         No___X_____

           To the knowledge of the Servicer, a prior Capture Event has been
              cured by a permanent waiver                                       Yes________         No___X_____


          IN WITNESS WHEREOF, I, Scott Fjellman, a Responsible Officer of Arcadia Financial Ltd., have executed this Certificate as of the date set forth above.


                              ARCADIA  FINANCIAL  LTD.

                              By:
                                 -------------------------------------------

                              Name: Scott R. Fjellman
                                    ----------------------------------------
                              Title: Vice President / Securitization
                                    ----------------------------------------

                                 Page 3 (1997-D)